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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 29, 1999



                           EMERGING ALPHA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                  33-61888-FW                  72-1235449
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)


           220 Camp Street
        New Orleans, Louisiana                                      70130
(Address of Principal Executive Offices)                          (Zip Code)



       Registrant's telephone number, including area code: (504) 524-1801


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Item 2. Acquisition or Disposition of Assets

     On October 29, 1999, pursuant to the terms of the Stock Purchase Agreement by and among Emerging Alpha Corporation ("Emerging Alpha") and the stockholders of Gas Jack, Inc., an Oklahoma corporation ("Gas Jack"), Emerging Alpha acquired all of the outstanding capital stock of Gas Jack for $2.7 million in cash. The purchase price was financed through a $2.8 million term loan facility provided by Hibernia National Bank to Emerging Alpha. In addition, Emerging Alpha and Gas Jack entered into a $1.0 million working capital facility with Hibernia National Bank primarily to be used to finance the working capital requirements of Gas Jack.

     Gas Jack is now a wholly owned subsidiary of Emerging Alpha and its principal operating subsidiary. Gas Jack is a compressor manufacturer and service provider to the oil and gas industry. Gas Jack is based in Oklahoma City, Oklahoma and has field operations in Oklahoma, Texas, New Mexico, Kansas, Arkansas and Colorado.

     In addition, on October 29, 1999, Emerging Alpha acquired all of the outstanding units of GJ Measurement, L.L.C., an Oklahoma limited liability company, for 33,333 shares of Emerging Alpha common stock. GJ Measurement is now wholly owned subsidiary of Emerging Alpha. GJ Measurement is a natural gas measurement and testing service company.

Item 7. Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     To be filed by amendment.

(b)  Pro Forma Financial Information.

     To be filed by amendment.

(c)  Exhibits.

10.1 Stock Purchase Agreement, dated as of October 29, 1999, by and among Emerging Alpha Corporation and the Stockholders of Gas Jack, Inc.

10.2 Loan Agreement, dated as of October 29, 1999, by and between Hibernia National Bank and Emerging Alpha Corporation.

10.3 Loan Agreement, dated as of October 29, 1999, by and among Hibernia National Bank, Emerging Alpha Corporation and Gas Jack, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMERGING ALPHA CORPORATION



Date: November 9, 1999                  By: /s/ JERRY W. JARRELL
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                                                Jerry W. Jarrell
                                                Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit
Number
-------

10.1 Stock Purchase Agreement, dated as of October 29, 1999, by and among Emerging Alpha Corporation and the Stockholders of Gas Jack, Inc.

10.2 Loan Agreement, dated as of October 29, 1999, by and between Hibernia National Bank and Emerging Alpha Corporation.

10.3 Loan Agreement, dated as of October 29, 1999, by and among Hibernia National Bank, Emerging Alpha Corporation and Gas Jack, Inc.